SCHEDULE 14A

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                     Jardine Fleming China Region Fund, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)


                 -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:____________
(2) Aggregate number of securities to which transaction applies: _______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party:_______________________________________________________________
(4) Date Filed:_________________________________________________________________

                                 [LOGO OMITTED]

                          PRELIMINARY PROXY STATEMENT

                     JARDINE FLEMING CHINA REGION FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 2003

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Jardine Fleming China Region Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 8, 2003, at 10:00 a.m. for the following purposes:

     (1) to elect two directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified;

     (2) to consider and act upon a prosposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Fund's Board of Directors; and

     (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

Friday, February 28, 2003 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Lisa M. King
                                              Assistant Secretary


Wilmington, Delaware
April 2, 2003




                             YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Fund's Annual Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

                                 [LOGO OMITTED]

                          PREMLIMINARY PROXY STATEMENT

                     JARDINE FLEMING CHINA REGION FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the "FUND") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 8, 2003, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

(1) to elect two directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified;

(2) to consider and act upon a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Fund's Board of Directors; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about April 10, 2003.

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Fund without additional compensation to them.

The Board of Directors has selected Lisa M. King and JoAnne Bennick, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Wilmington, Delaware address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 28, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date, there were outstanding and entitled to vote 4,585,160 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as "votes cast" on any proposal, and, abstentions and broker non-votes will have no effect on the result of the votes related to Proposal 1, but will have the effect of a vote "AGAINST" Proposal 2.

The principal executive offices of the Fund are located at 400 Bellevue Parkway, Wilmington, DE 19809, USA.

                                PRINCIPAL HOLDERS

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants, as of February 28, 2003*, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund.

------------------------------------------------------------------------------------------------------------------------------
 TITLE OF CLASS      NAME AND ADDRESS OF RECORD OWNER                 NUMBER OF SHARES               PERCENT OF CLASS
------------------------------------------------------------------------------------------------------------------------------
Common Stock         Cede & Co. FAST                                       4,494,507                       98.02%
                     The Depository Trust Company                          (record)
                     55 Water Street, 25th Floor
                     New York, NY 10041-0001

------------------------------------------------------------------------------------------------------------------------------
Common Stock         Millenco, L.P.**                                      353,817                         7.72%
                     666 Fifth Avenue, 8th Floor                           (beneficial)
                     New York, NY 10103

------------------------------------------------------------------------------------------------------------------------------

* As of such date, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.
** Information as to beneficial ownership of Millenco, L.P. is based on a report filed with the Securities and Exchange Commission (the "SEC") on November 12, 2002.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

There are four members on the current Board of Directors. Two of the current members of the Board of Directors, The Rt. Hon. The Earl of Cromer and Mr. Alexander Reid Hamilton (each a "Nominee" and collectively the "Nominees") have been nominated to serve for terms as indicated below and until his successor is elected and qualified.

The Rt. Hon. The Earl of Cromer and Mr. Alexander Reid Hamilton were last elected by the stockholders at the 2000 Annual Meeting on May 11, 2000 to serve as Class I directors for a term of three years. In accordance with the terms of that election, their terms expire at the 2003 Annual Meeting. The Rt. Hon. The Earl of Cromer and Mr. Alexander Reid Hamilton have each been nominated to serve as a Class I director for a three-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the Nominees. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

The Board knows of no reason why the Nominees listed will be unable to serve. If a Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such Nominee.

Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of JF International Management, Inc. (the "INVESTMENT ADVISER") since 1992 and was appointed as Director of the Investment Adviser effective September 25, 2002. He is considered an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the "1940 Act") because of his employment with the Investment Adviser.

The following table presents information concerning the Nominees, the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.

------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                                COMPLEX
                                  HELD WITH      TIME SERVED    PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND DOB               FUND (1)         (1)         DURING PAST 5 YEARS       DIRECTOR*     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

                                                    INDEPENDENT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer     Chairman     Since 1994    Chairman of the Board          1        Chairman of Lloyd
6, Sloane Terrace Mansions,           and                      of the Fund; Chief                      George-Standard
London, SW1X 9DG                   Director,                   Executive Officer of                    Chartered China Fund
United Kingdom                      Class I                    Cromer Associates                       Limited, Philippine
DOB:  6/3/46                                                   Limited (family                         Discovery Investment
                                                               business).                              Company Limited and
                                                                                                       Somerset Business
                                                                                                       Link, Ltd.
                                                                                                       (consulting);
                                                                                                       Director of Schroder
                                                                                                       Asia Pacific Fund
                                                                                                       Limited, and
                                                                                                       Cambridge Asia Fund
                                                                                                       Limited.
------------------------------------------------------------------------------------------------------------------------------

                                       3

------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                   TERM OF                                FUNDS IN
                                                  OFFICE AND                                FUND
                                  POSITION(S)     LENGTH OF                                COMPLEX
                                  HELD WITH      TIME SERVED    PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND DOB               FUND (1)         (1)         DURING PAST 5 YEARS       DIRECTOR*     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton            Director,     Since 1994    Retired.                       1        Director of The Swank
P.O. Box 12343                      Class I                                                            Shop Ltd. (clothing
General Post Office                                                                                    retail), Citic
Hong Kong                                                                                              Pacific Ltd.
DOB:  10/4/41                                                                                          (infrastructure),
                                                                                                       Cosco Pacific Ltd.
                                                                                                       (container shipping),
                                                                                                       Esprit Holdings Ltd.
                                                                                                       (clothing retail),
                                                                                                       DBS Kwong on Bank
                                                                                                       Ltd. (banking), IMI
                                                                                                       Global Holdings Ltd.
                                                                                                       (manufacturing),
                                                                                                       Cosco International
                                                                                                       Holdings Ltd.
                                                                                                       (infrastructure), Man
                                                                                                       Sang International
                                                                                                       Ltd. (pearl
                                                                                                       products), Vita Green
                                                                                                       Health Products Co.
                                                                                                       Ltd. (health
                                                                                                       products), Loyalty
                                                                                                       Pacific (Hong Kong)
                                                                                                       Ltd. (Loyalty
                                                                                                       Programme), The Swank
                                                                                                       Shop (overseas) Ltd.
                                                                                                       (clothing retail),
                                                                                                       Octopus Cards Ltd.
                                                                                                       (financial services),
                                                                                                       Upmarket Enterprises
                                                                                                       Ltd. (clothing
                                                                                                       retail), Shangri-La
                                                                                                       Asia Ltd. (hotels)
                                                                                                       and Transpac Capital
                                                                                                       Pte Ltd. (investment).
------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                  Director,     Since 1998    Chief Executive                2        N/A
10 Frere Felix de Valois Street    Class III                   Officer of 3a Asset
Port Louis, Mauritius                                          Management Limited;
DOB:  8/7/44                                                   Chairman of Jardine
                                                               Fleming India Fund,
                                                               Inc.
------------------------------------------------------------------------------------------------------------------------------

                                                    INTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                      Director,     Since 1997    Director, Chief                2        N/A
21st Floor, Chater House           Class II,                   Operations Officer and
8 Connaught Road Central           President                   Secretary of the
Hong Kong                             and                      Investment Adviser;
DOB:  8/27/61                      Treasurer                   Chief Executive
                                                               Officer of JF Funds;
                                                               Director of JF Capital
                                                               Partners Holdings
                                                               Limited, Ayudhya JF
                                                               Asset Management Ltd.
                                                               and JF Asset
                                                               Management Ltd.
------------------------------------------------------------------------------------------------------------------------------

                                               OFFICERS WHO ARE NOT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------
Lauren Pan                         Secretary     Since 2001    Vice President of JF          N/A       N/A
21st Floor, Chater House                                       Asset Management Ltd.
8 Connaught Road Central                                       since July 2000.
Hong Kong                                                      Prior to that, Manager
DOB:  12/20/66                                                 of JF Asset Management
                                                               Ltd.
------------------------------------------------------------------------------------------------------------------------------

* The funds in the fund complex are: Jardine Fleming China Region Fund, Inc. and Jardine Fleming India Fund, Inc.

(1) Class I directors have been nominated for three-year terms that expire at the 2006 Annual Meeting. Class II directors will serve until the 2004 Annual Meeting. Class III directors will serve until the 2005 Annual Meeting.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee and in all registered investment companies overseen by the Director within the Fund's family of investment companies as of March 1, 2003:

------------------------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF EQUITY                 DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                  SECURITIES IN THE FUND (1)              OF INVESTMENT COMPANIES(1)(2)
------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                                                None                                      None
------------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT DIRECTORS(3)
------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer                       $10,001 - $50,000                         $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------
A. R. Hamilton                                            $1-$10,000                                $1-$10,000
------------------------------------------------------------------------------------------------------------------------------
Julian M.I. Reid                                          $1-$10,000                             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------

(1)  Valuation as of March 1, 2003.
(2) The family of investment companies includes: Jardine Fleming China Region Fund, Inc. and Jardine Fleming India Fund, Inc.
(3) "Independent Directors" is defined as those directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

During the fiscal year ended December 31, 2002, the Board of Directors held a total of six meetings. The Board has an Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2002. At present, the Audit Committee members are Messrs. Hamilton and Reid, and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. All of the directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend. The Board also has a Management Engagement Committee which is comprised of all of the Independent Directors and meets at least once a year.

                     COMPENSATION OF DIRECTORS AND OFFICERS

A Director or officer of the Fund who is also an officer or employee of the Investment Adviser receives no remuneration from the Fund. The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended December 31, 2002:

-------------------------------------- ------------------ ---------------- -------------- ----------------------------
                                                            PENSION OR
                                                            RETIREMENT       ESTIMATED
                                                             BENEFITS         ANNUAL
                                           AGGREGATE       ACCRUED AS       BENEFITS       TOTAL COMPENSATION FROM
                                         COMPENSATION      PART OF FUND        UPON       FUND AND FUND COMPLEX PAID
NAME OF PERSON, POSITION                   FROM FUND         EXPENSES       RETIREMENT           TO DIRECTORS*
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
The Rt. Hon. The Earl of Cromer,            $23,750            None            None                 $23,750
Chairman and Director
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
A. R. Hamilton, Director                    $19,750            None            None                 $19,750
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
Julian M.I. Reid, Director                  $19,000            None            None                 $30,875
-------------------------------------- ------------------ ---------------- -------------- ----------------------------
Total                                       $62,500            None            None                 $74,375
-------------------------------------- ------------------ ---------------- -------------- ----------------------------

* The Fund Complex includes Jardine Fleming China Region Fund, Inc. and Jardine Fleming India Fund, Inc.

The Directors' compensation from the Fund is comprised solely of Directors' and attendance fees. Each Director is paid an annual fee of $13,750 and the Chairman is paid an annual fee of $17,750, plus $750 per meeting attended. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2002.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                                   PROPOSAL 2

                   PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND

BACKGROUND

      Shares of closed-end equity funds frequently trade in the marketplace at a discount to their net asset value (the "DISCOUNT"). This has usually been true in the case of the Fund, as well as for the shares of many other closed-end regional and single-country equity funds. Thus, the market price for the Fund's shares generally has been less, and at many times substantially less, than the underlying value (calculated according to the market price or, for certain securities, at the price determined by the Board) of the Fund's portfolio. For example, for 2002 the average discount from net asset value of the Fund's shares was approximately 16.2%, while in 2001 the average discount was 18.9%. These discounts do not always prevail, however, and at times the Fund's shares have traded at a premium to their net asset value.

         The Board over the years has frequently and regularly discussed the significance of the existence of the discount and its effect on stockholders. The Board has discussed and considered various alternative strategies to address the discount, including making share repurchases, conducting tender offers for outstanding shares, instituting a managed dividend, converting to an interval fund, combining with other funds, converting to an open-end fund, and liquidating the Fund's assets. The Board had previously consistently concluded that it was in the best interests of the Fund and its stockholders to maintain the current closed-end format, because, in the view of the Board, the closed-end format was the best structure for a fund investing in the China Region markets with the Fund's investment strategies. In connection with those past considerations, it was the view of the Board that attractive equity investment opportunities could be found in the China Region in the small- and mid-capitalization and less liquid sectors of the relevant equity markets. An open-end structure could disrupt this portfolio strategy by forcing the sale of securities in a relatively illiquid market at times when it could hurt the Fund and its stockholders. Also, after considerable discussion and research, the Board subsequently concluded that, even if it chose not to invest in less liquid securities, conversion to an open-end structure was impractical for a number of reasons, including the relatively small size of the Fund and the lack of continuous share distribution opportunities available to it.

      In an attempt to address the discount and enhance stockholder value, in 2000 the Board approved a tender offer for 30% of the Fund's outstanding shares at 95% of the Fund's net asset value per share. In 2001, the Board announced a new policy, pursuant to which the Fund would conduct up to one tender offer per year for at least 10% of the Fund's outstanding shares if the Fund's average discount exceeded 20% during any 13-week period during a calendar year. Pursuant to this policy, in 2001, the Fund conducted a tender offer for up to 20% of the Fund's outstanding shares at a price of 95% of net asset value per share. Both the 2000 and the 2001 tender offer were oversubscribed and tendering stockholders had a pro rata share of the tendered stock accepted by the Fund. The Fund acquired 2,576,692 shares at $8.7224 per share in the 2000 tender offer and acquired 1,172,856 shares at $8.2697 per share in the 2001 tender offer.

      In another attempt to address the discount and enhance stockholder value, beginning in 2000, the Board approved the first of several share repurchase programs (the "Share Repurchase Programs") authorizing the Fund to repurchase the Fund's common stock in the open market. On May 10, 2000 the Board authorized the Fund to repurchase up to 10% of its outstanding common stock and the Fund repurchased 7.26% (based on the number of shares outstanding as of the date such repurchases were authorized by the Board) or 660,400 shares pursuant to this authority. On July 23, 2001 the Board authorized the Fund to purchase an additional 10% of the Fund's outstanding common stock and 1.79% (based on the number of shares outstanding as of the date such repurchases were authorized by the Board) or 83,807 shares were repurchased pursuant to this authority. And on July 23, 2002 the Board authorized the Fund to repurchase 10% of the Fund's common stock and through the date of this proxy statement 22,457 shares representing 0.49% (based on the number of shares outstanding as of the date such repurchases were authorized by the Board) of the Fund's outstanding shares had been repurchased. The Board has suspended share repurchases pending the consideration of a possible liquidation of the Fund.

         Despite the tender offers and the Share Repurchase Programs, the Fund's average discount rate continued to remain high during 2001. And although the situation improved somewhat in 2002, the discount remained higher than the Board considered acceptable. As a result of the continuing unacceptable discount level, beginning mid-2002 the Board undertook a further review of the Fund's alternatives for addressing the discount, including converting the Fund into an open-end mutual fund, merging the Fund with another fund, converting to an interval fund, or liquidating the Fund. Based on that review, the Board determined that none of these options offered a better future for the Fund and stockholders than liquidation.

      The Fund has significant accumulated losses. If the Fund were to continue in its current form, those losses would be available to shelter future gains from U.S. taxation, and certain shareholders might benefit from a tax-deferred return. The losses will cease to be available, and will produce no benefits, if the Fund is liquidated. In considering the possible advantages and disadvantages of a liquidation of the Fund, the Board has taken account of the loss of this potential benefit.

      In light of the foregoing considerations and other relevant factors, on February 12, 2003 the Board unanimously adopted a resolution that declares that dissolution of the Fund is advisable and, subject to the approval of the Plan of Liquidation and Dissolution (the "Plan") by stockholders, authorized the orderly liquidation and dissolution of the Fund. The Board, including all of the Directors who are not "interested persons" of the Fund (as that term is defined under the 1940 Act), also adopted the Plan and directed that the Plan be submitted for consideration by the Fund's stockholders. A copy of the Plan is attached hereto as Exhibit A.

      If (a) the Plan is approved by the requisite stockholder vote and (b) the Fund's Board determines, in its sole discretion, that the Fund has sufficient liquid assets to meet its existing and anticipated liabilities, the Fund's assets will be liquidated in accordance with law and on such terms and conditions as determined to be reasonable and in the best interests of the Fund and its stockholders in light of the circumstances in which they are sold, and the Fund will file Articles of Dissolution with the State of Maryland. Stockholders will receive their proportionate cash interest of the net distributable assets, if any, of the Fund upon liquidation.

      Under Maryland law, pursuant to which the Fund is incorporated, and pursuant to the Fund's Amended Articles of Incorporation and ByLaws, the affirmative vote of the holders of at least a majority of the outstanding shares of the Fund entitled to vote thereon is needed to approve the dissolution and liquidation of the Fund. For purposes of the vote on the Plan, abstentions and broker non-votes will have the same effect as a vote against the Plan, but will be counted in determining the presence of a quorum. In the event that a majority of the outstanding shares of capital stock of the Fund are not voted in favor of the Plan, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. If Proposal 2 is not approved, the Board intends to consider what, if any, steps to take in the best interests of the Fund and its stockholders. In the event that a quorum is not present, or if the Board determines that Proposal 2 may not be approved because of a large number of broker non-votes, the Meeting may be adjourned, to be reconvened to consider the Plan, possibly after additional solicitations of proxies.

      Notwithstanding the approval of Proposal 2 by a majority of the outstanding shares of capital stock of the Fund, under relevant law the Board, in its sole discretion, must determine that the Fund has sufficient liquid assets to meet its existing and anticipated liabilities prior to the liquidation of the Fund's assets. While it is expected that the Fund will be able to identify all of its liabilities shortly after the Fund's stockholders approve Proposal 2, should any unanticipated liabilities arise, the Fund is currently unable to estimate with precision the costs of resolving such liabilities and exactly when such liabilities would be resolved. Consequently, the amounts set forth under "Distribution Amounts" are for illustrative purposes only. If any such liabilities should arise, the Fund will not liquidate until the Board determines, in its sole discretion, that the Fund has sufficient liquid assets to meet such liabilities.

SUMMARY OF PLAN OF LIQUIDATION AND DISSOLUTION

      The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit A. Stockholders are urged to read the Plan in its entirety.

      EFFECTIVE DATE OF THE PLAN AND CESSATION OF THE FUND'S ACTIVITIES AS AN INVESTMENT COMPANY. The Plan will become effective only upon (a) its adoption and approval by the holders of a majority of the outstanding shares of the Fund and (b) the satisfactory resolution in the sole discretion of the Board of any and all possible claims pending against the Fund, the Board and each Director (the "Effective Date"). Currently, the Board is not aware of any such claims. Following the Effective Date, the Fund (i) will cease to invest its assets in accordance with its investment objective and will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that after stockholder approval of the Plan, but prior to the Effective Date, the Board may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars, (ii) will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and (iii) will dissolve in accordance with the Plan and will file Articles of Dissolution with the State of Maryland (see the Plan, Sections 1-2, 5 and 12). The Fund will, nonetheless, seek to continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies through the last day of its final taxable year ending on liquidation, although there are no assurances it will be able to do so.

      CLOSING OF BOOKS AND RESTRICTION ON TRANSFER OF SHARES. The proportionate interests of stockholders in the assets of the Fund will be fixed on the basis of their holdings on the Effective Date. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the law of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange (see the Plan, Section
3).

      LIQUIDATION DISTRIBUTIONS. The distribution of the Fund's assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities not on the books of the Fund on the First Distribution date that the Board reasonably deems to exist against the assets of the Fund. However, there can be no assurance that the Fund will be able to declare and pay the First Distribution. If the First
Distribution is declared and paid, the amount of the First Distribution currently is uncertain. A second distribution (the "Second Distribution"), if necessary, will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

      Stockholders holding stock certificates should consider arranging with the Fund's transfer agent the return of their certificates in advance of any liquidating distributions in order to facilitate payments to them. The transfer agent's name and address is Equiserve Trust--Corporate Actions, Post Office Box 43011, Providence, Rhode Island 02940-3011. The transfer agent can be reached at 800-331-1710. All stockholders will receive information concerning the sources of the liquidating distribution (see the Plan, Section 7). All monies not paid to stockholders due to non-surrender of stock certificates will reside in a non-interest bearing account and will eventually be escheated to the State of Maryland.

      EXPENSES OF LIQUIDATION AND DISSOLUTION. All of the expenses incurred by the Fund in carrying out the Plan, including fees in respect of proxy solicitations related to the stockholder vote on Proposal 2, will be borne by the Fund (see the Plan, Section 8).

      CONTINUED OPERATION OF THE FUND. The Plan provides that the Board has the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the law of the State of Maryland and the purposes to be accomplished by the Plan. In addition, the Board may abandon the Plan, with stockholder approval, prior to the filing of Articles of Dissolution with the Maryland State Department of Assessments and Taxation if the Board determines that such abandonment would be advisable and in the best interests of the Fund and its stockholders (see the Plan, Sections 9 and 10). However, it is the Board's current intention to liquidate and dissolve the Fund as soon as practicable following the settlement of any possible claims pending against the Fund, the Board or any Director. As noted above, the Board is currently not aware of any such claims.

DISTRIBUTION AMOUNTS

      The Fund's net asset value on February 28, 2003 was $37,898,424. At such date, the Fund had 4,585,160 shares outstanding. Accordingly, on February 28, 2003, the net asset value per share of the Fund was $8.27. The amounts to be distributed to stockholders of the Fund upon liquidation will be reduced by any remaining expenses of the Fund, the expenses of the Fund in connection with the liquidation and portfolio transaction costs, as well as any costs incurred in resolving any claims that may arise against the Fund. Liquidation expenses are estimated to be approximately $300,000 (or approximately $0.065 per share outstanding on February 28, 2003. The Fund's remaining portfolio transaction costs (including amounts allocated for dealer markup on securities traded over the counter) are estimated to be approximately $69,000, although actual portfolio transaction costs will depend upon the composition of the portfolio and the timing of the sale of portfolio securities. Actual liquidation expenses and portfolio transaction costs will likely vary. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to stockholders.

GENERAL U.S. TAX CONSEQUENCES

         From the perspective of shareholders, the liquidation will be treated for U.S. tax purposes as a sale of shares in the Fund. A shareholder that is subject to U.S. taxation will recognize gain or loss measured by the difference between the liquidation distributions received and the shareholder's basis in Fund shares. The net amount of capital gain recognized by an individual shareholder in respect of shares held for more than one year generally will be subject to taxation at a reduced rate. If the shareholder has capital losses derived from the deemed sale of its shares, or from other transactions, those losses must be applied to reduce capital gains, and to that extent may reduce amounts otherwise eligible for taxation at a reduced rate. Capital losses generally may not be applied to reduce ordinary income, subject to a limited exception applicable to individual shareholders.


IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE 1940 ACT

      On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission (the "SEC"), after the liquidation and distribution of the Fund's assets, will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action (see the Plan, Sections 1, 2, 9 and 11).

      Until  the  Fund's   deregistration  as  an  investment   company  becomes
effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW

      After the Effective Date, pursuant to the Maryland General Corporation Law and the Fund's Amended Articles of Incorporation and Amended and Restated ByLaws, if at least a majority of the Fund's aggregate outstanding shares of capital stock are voted for the proposed liquidation and dissolution of the Fund, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Maryland State Department of Assessments and Taxation, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. The Fund's Board of Directors will be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Directors will be vested in their capacity as trustees with full title to all the assets of the Fund (see the Plan, Sections 2 and 12).

APPRAISAL RIGHTS

      Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan (see the Plan, Section 14).

VOTING INFORMATION

      Approval of the Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Fund entitled to vote thereon. Unless a contrary specification is made, the accompanying Proxy Card will be voted FOR approval of the Plan.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND.

                             ADDITIONAL INFORMATION

                             AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Fund under those statutes.

(1)  MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which was most recently approved by the Board on November 20, 2002.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the
Fund with legal and regulatory requirements, and the independence and performance of the Fund's external accountants.

(2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2002

The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for the year ended December 31, 2002. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP ("PWC"), the Fund's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 12, 2003, the Audit Committee also received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PWC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2002 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid

                             INDEPENDENT ACCOUNTANTS

PWC, located at 250 West Pratt Street, Baltimore, Maryland 21201 has been selected as the independent accountants by the Board of Directors, including a majority of the Independent Directors, to audit the accounts of the Fund for and during 2003. This firm served as independent accountants of the Fund for 2002. The Board does not know of any direct or indirect financial interest of PWC in the Fund.

A representative of PWC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

In 2002, PWC performed various professional services for the Fund, including the examination of the financial statements of the Fund for that year. PWC has also been engaged to assist with the preparation of corporate tax returns for 2002.

The Audit Committee of the Board of Directors recommended the selection of PWC as independent accountants for 2003 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Audit Committee considered and concluded that the provision of non-audit services by PWC is compatible with the maintenance of its independence.

During the year ended December 31, 2002, PWC billed the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Fund as follows:

----------------------------------------------------------- --------------------
                                                                       US$
----------------------------------------------------------- --------------------
Audit fees billed to the Fund                                    $    49,000
----------------------------------------------------------- --------------------
Non-audit fees billed to the Fund (1)                            $     2,121
----------------------------------------------------------- --------------------
Audit fees billed to the Fund's Investment Adviser               $
----------------------------------------------------------- --------------------
Non-audit fees billed to the Fund's Investment Adviser           $
----------------------------------------------------------- --------------------
                                                     Total       $
----------------------------------------------------------- --------------------

(1) Comprised of $2,121 tax agent fee paid to PWC Taipei, an affiliate of the Fund's independent accountants.

During the year ended December 31, 2002, there were no financial information systems design and implementation fees billed by PWC to the Fund, its Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser that provides services to the Fund.

                             THE INVESTMENT ADVISER

The Fund's Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

                                THE ADMINISTRATOR

The Fund's Administrator is PFPC Inc., whose address is 400 Bellevue Parkway, Wilmington, DE 19809.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2004 Annual Meeting of the Stockholders of the Fund must be received by November 21, 2003, to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2004 Annual Meeting where the proposal is not received by November 21, 2003, should notify the Fund no later than January 31, 2004. If notice is not received by January 31, 2004, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund's Amended Articles of Incorporation and Bylaws; and (3) Maryland law. If the Fund has not dissolved prior thereto, the Fund expects the 2004 Annual Meeting will be held in May of 2004.

                                  OTHER MATTERS

The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

THE  FUND  WILL  FURNISH,  WITHOUT  CHARGE,  COPIES  OF  THE  ANNUAL  REPORT  TO
STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

EquiServe Trust Company, N.A.
P.O. Box 8200
Boston, MA 02266-8200
800-426-5523

                                                                     JFCRM-PS-03

                                                                       EXHIBIT A

                     JARDINE FLEMING CHINA REGION FUND, INC.


                       PLAN OF LIQUIDATION AND DISSOLUTION

      The following Plan of Liquidation and Dissolution (the "PLAN") of the Jardine Fleming China Region Fund, Inc. (the "FUND"), a corporation organized and existing under the law of the State of Maryland, which has operated as a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Incorporation and Maryland law.

      WHEREAS, the Fund's Board of Directors (the "BOARD"), at a meeting of the Board held on February 12, 2003, unanimously deemed that in its judgment it is advisable to liquidate and dissolve the Fund, unanimously adopted this Plan as the method of liquidating and dissolving the Fund and unanimously directed that this Plan be submitted to stockholders of the Fund for approval;

      NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

      1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund at a meeting of stockholders called for the purpose of voting upon the Plan and (b) the satisfactory resolution in the sole discretion of the Board of any and all claims pending against the Fund and its Board. The date of such adoption and approval of the Plan by stockholders and resolution of all pending claims is hereinafter called the "EFFECTIVE DATE."

      2. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

      3. RESTRICTION ON TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the law of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange.

      4. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the stockholders and that the Fund will be liquidating its assets. Specifically, as soon as practicable after approval of the Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund's records, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL").

      5. LIQUIDATION OF ASSETS. After the event in clause (a) in Section 1 hereof, the Board may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars. As soon as is reasonable and practicable after the Effective Date of the Plan, or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

      6. PAYMENTS OF DEBTS. As soon as practicable after the Effective Date of the Plan, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.

      7. LIQUIDATING DISTRIBUTIONS. The Fund's assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "FIRST DISTRIBUTION") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated

                                                                     JFCRM-PS-02
amount necessary to (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) discharge any liabilities not on the books of the Fund on the First Distribution date that the Board shall reasonably deem to exist against the assets of the Fund. A second distribution (the "SECOND DISTRIBUTION"), if necessary, will consist of cash from any assets remaining after payment of and provision for expenses and other liabilities, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

      All stockholders will receive information concerning the sources of the liquidating distribution.

      8. EXPENSES OF THE LIQUIDATION AND DISSOLUTION. The Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, mailing, legal, proxy solicitation accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders whether or not the liquidation contemplated by this Plan is effected.

      9. POWER OF THE BOARD, IMPLEMENTATION OF THE PLAN. The Board and, subject to the direction of the Board, the Fund's officers and individual Directors shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, MGCL or any other applicable law.

      The death, resignation or other disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

      10. AMENDMENT OR ABANDONMENT OF PLAN. The Board shall have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the law of the State of Maryland and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Fund's stockholders, such variation or amendment will be submitted to the Fund's stockholders for approval. In addition, the Board may abandon this Plan, with stockholder approval, prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

      11. DEREGISTRATION UNDER THE 1940 ACT. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the U.S. Securities and Exchange Commission (the "SEC") in order to deregister the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) or other required reports with the SEC.

      12. ARTICLES OF DISSOLUTION. Consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the law of the State of Maryland and the Fund's Articles of Incorporation. As soon as practicable after the Effective Date and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation. After the effectiveness of the Articles of
Dissolution:

            (a) The Fund's Directors shall be the trustees of its assets for purposes of liquidation unless and until a court appoints a receiver. The Director-Trustees will be vested in their capacity as trustees with full title to all the assets of the Fund.

            (b) The Director-Trustees shall (i) collect and distribute any remaining assets of the Fund, applying them to the payment, satisfaction and discharge of existing debts and obligations of the Fund, including necessary expenses of liquidation; and (ii) distribute the remaining assets among the stockholders.

            (c) The Director-Trustees may (i) carry out the contracts of the Fund; (ii) sell all or any part of the assets of the Fund at public or private sale; (iii) sue or be sued in their own names as trustees or in the name of the Fund; and (iv) do all other acts consistent with law and the Articles of Incorporation of the Fund necessary or proper to liquidate the Fund and wind up its affairs.

      13. POWER OF THE BOARD. Implementation of this Plan shall be under the direction of the Board, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further stockholder action.

      14. APPRAISAL RIGHTS. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the Plan.

                    JARDINE FLEMING CHINA REGION FUND, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER OF JARDINE FLEMING CHINA REGION FUND, INC. (THE "FUND") HEREBY APPOINTS LISA M. KING AND JOANNE BENNICK, AND EACH OF THEM, THE LAWFUL ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF COMMON STOCK OF THE FUND WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 8, 2003, AT 10:00 A.M., AT ONE LIBERTY PLAZA, 39TH FLOOR CONFERENCE CENTER, NEW YORK, NEW YORK 10006, AND AT ANY AND ALL ADJOURNMENTS THEREOF WITH RESPECT TO THE MATTERS SET FORTH BELOW AND DESCRIBED IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 2, 2003, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND ANY OTHER MATTERS ARISING BEFORE SUCH ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

PROPERLY EXECUTED PROXIES WILL BE VOTED (OR THE VOTE ON SUCH MATTERS WILL BE WITHHELD ON SPECIFIC MATTERS) IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THE PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND AND IN THE BEST DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTERS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

__________________________________          __________________________________

__________________________________          __________________________________

__________________________________          __________________________________

[X]PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

---------------------------------------
JARDINE FLEMING CHINA REGION FUND, INC.
---------------------------------------


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR AND "FOR" PROPOSAL 2.

1.   ELECTION OF DIRECTORS. FOR AGAINST ABSTAIN

     NOMINEE: (01) THE RT. HON. THE EARL OF CROMER AND
              (02) ALEXANDER REID HAMILTON

                     FOR      AGAINST
                     [ ]        [ ]


                [ ] __________________________________________
                    FOR ALL NOMINEE(S) EXCEPT AS WRITTEN ABOVE


2.   TO CONSIDER AND ACT UPON A PROPOSAL       FOR      AGAINST       ABSTAIN
     TO LIQUIDATE AND DISSOLVE THE FUND,       [ ]        [ ]           [ ]
     AS SET FORTH IN THE PLAN OF
     LIQUIDATION AND DISSOLUTION ADOPTED
     BY THE FUNDS BOARD OF DIRECTORS.



MARK BOX AT RIGHT IF AN ADDRESS  CHANGE OR COMMENT HAS BEEN NOTED ON    [ ]
THE REVERSE SIDE OF THIS CARD.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.



SIGNATURE: ___________  DATE:_________  SIGNATURE:_________ DATE:_________